                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                  --------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 March 10, 2004



                         ALPHA TECHNOLOGIES GROUP, INC.

               (Exact name of registrant as specified in charter)


      Delaware                    01-14365                     76-0079338
    --------------          ------------------------    ------------------------
    (State or other              (Commission                   (IRS Employer
    jurisdiction of             File Number)                Identification No.)
    incorporation)

          11990 San Vicente Boulevard, Suite 350, Los Angeles, CA 90049
          -------------------------------------------------------------
                    (Address of principal executive offices)


         Registrant's telephone number, including area code 310-566-4005
                                                            ------------




                                                         `

                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits:

99.1  Press Release issued by Alpha Technologies Group, Inc. dated March 10,
      2004.


ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On March 10, 2004, the registrant issued a press release to report results for its first quarter ended January 25, 2004. This press release is furnished as
Exhibit 99.1.

The information in this Current Report on Form 8-K, including the exhibits attached hereto, is furnished pursuant to Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunder duly authorized.



                                            Alpha Technologies Group, Inc.
                                            ------------------------------
                                            (Registrant)





                                            By: /s/  James Polakiewicz
Date: March 10, 2004                            ---------------------------
                                                James Polakiewicz,
                                                Chief Financial Officer
                                                (Principal Financial and
                                                  Accounting Officer)